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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: January 6, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 - REGULATION FD DISCLOSURE

     Repairs to the ATWOOD BEACON from damaged incurred in July 2004 have been completed, with a leg length of 489 feet. During an appropriate period between future contracts, we plan to increase the leg length to 517 feet, giving the rig a nominal water depth rate of 400 feet, as per the original design. The rig is preparing to commence its mobilization to Vietnam for its drilling commitment with HOANG LONG and HOAN VU Joint Operating Companies to drill three firm wells, with options to drill three additional wells. Drilling of the three firm wells is expected to take 200 days to complete and if all of the option wells are drilled the drilling program could be extended another 200 days. The dayrate for the three firm wells is $62,000, with a dayrate of $77,000 for any option wells drilled.

     The ATWOOD SOUTHERN CROSS has completed its drilling program for Murphy Sarawak Oil Company, Ltd. and is preparing to move to Myanmar to commence work under its contract with Daewoo International Corporation ("Daewoo") to drill two
(2) firm wells, with an option to drill one (1) additional well. The Daewoo work is expected to take 90 days to complete. The dayrate for the two firm wells is $35,000 and if the option well is drilled, the dayrate will be $40,000. Following completion of the Daewoo work, the rig is expected to be idle up to four weeks for certain equipment upgrades and required maintenance. Additional work for the rig is being pursued in Southeast Asia and other parts of the world.

     The SEAHAWK is currently drilling at a dayrate of $45,900 the first of its two well drilling program for Sarawak Shell Berhad ("Shell"). This drilling program is expected to extend into February 2005. Following completion of the current Shell work, the rig is expected to be idle for approximately four weeks for certain maintenance work. Additional work for the rig is being pursued in Southeast Asia, as well as other areas of the world.

     The RICHMOND is currently preparing to commence drilling the fifth well under its contract with Helis Oil & Gas Company ("Helis"). Upon completion of this well, the rig will have three (3) additional firm wells to drill for Helis, with Helis having an option to drill two additional wells. The drilling of the remaining firm wells is estimated to be completed in July/August 2005 and, if the option wells are drilled, the contract could extend into November 2005. The dayrate to apply during the fifth and sixth wells is $30,000 and the dayrate to apply to the seventh and eighth wells is $32,500. The dayrate for the option wells will be $39,500.

     Additional information with respect to the Company's Contract Status Summary at January 6, 2005 is attached as Exhibit 99.2, which is being furnished in accordance with rule 101 (e) (i) under Regulation FD and should not be deemed to be filed.

ITEM 8.01 OTHER EVENTS

     On  January 6,  2005,  the  Company  announced  that the  ATWOOD  EAGLE has recently completed the first of three consecutive wells for BHP Billiton Petroleum Pty. ("BHP") in Australia after BHP exercised its two remaining options in its current drilling program. The drilling of these three wells is estimated to take until the end of February 2005 to complete. With the exercise of the options by BHP to drill two additional wells, the rig will not have any idle time between completion of the current BHP drilling program and commencement of its next drilling program for Woodside Energy Ltd. ("Woodside"). Immediately following the completion of drilling of the three wells for BHP, the rig will commence its drilling commitment with Woodside to drill four firm wells with options to drill three additional wells off the coast of Australia. The drilling of the four firm wells is expected to take approximately four months to complete. The dayrates for the wells to be drilled under the current BHP and Woodside drilling programs are $89,500 for wells drilled in water depths below 600 meters and $109,000 for wells drilled in water depths of 600 meters or more

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except  that the first well  drilled in water  depth  between 600 meters and 700 meters for Woodside will have a dayrate of $99,000.

     The Company also announced that the ATWOOD EAGLE has been awarded additional work by BHP following the completion of its contract with Woodside to drill one (1) firm well with an option to drill one (1) additional well. The dayrate for the additional BHP work is a split currency rate of US $120,000 plus Australian $40,000, which equates to a total dayrate of approximately US $150,000.

     A copy of the press release announcing the additional work awarded to the ATWOOD EAGLE is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated January 6, 2005

EX-99.2  Contract Status Summary at January 6, 2005

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ATWOOD OCEANICS, INC.
                               (Registrant)



                               /s/ James M. Holland
                               James M. Holland
                               Senior Vice President

                               DATE: January 6, 2005



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                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION


EX - 99.1      Press Release dated January 6, 2005

EX - 99.2      Contract Status Summary at January 6, 2005



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                               EXHIBIT EX. - 99.1

          ATWOOD ANNOUNCES ADDITIONAL WORK AWARDED TO THE ATWOOD EAGLE


Houston, Texas
06 January 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (Houston-based International Offshore Drilling Contractor - NYSE: ATW) announced today that the ATWOOD EAGLE has recently completed the first of three consecutive wells for BHP Billiton Petroleum Pty. ("BHP") in Australia after BHP exercised its two remaining options in its current drilling program. The drilling of these three wells is estimated to take until the end of February 2005 to complete. With the exercise of the options by BHP to drill two additional wells, the rig will not have any idle time between completion of the current BHP drilling program and commencement of its next drilling program for Woodside Energy Ltd. ("Woodside"). Immediately following the completion of drilling of the three wells for BHP, the rig will commence its drilling commitment with Woodside to drill four firm wells with options to drill three additional wells off the coast of Australia. The drilling of the four firm wells is expected to take approximately four months to complete. The dayrates for the wells to be drilled under the current BHP and Woodside drilling programs are $89,500 for wells drilled in water depths below 600 meters and $109,000 for wells drilled in water depths of 600 meters or more except that the first well drilled in water depth between 600 meters and 700 meters for Woodside will have a dayrate of $99,000.

     The Company also announced that the ATWOOD EAGLE has been awarded additional work by BHP following the completion of its contract with Woodside to drill one (1) firm well with an option to drill one (1) additional well. The dayrate for the additional BHP work is a split currency rate of US $120,000 plus Australian $40,000, which equates to a total dayrate of approximately US $150,000.


     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.



                                                       Contact:  Jim Holland
                                                              (281) 749-7804

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

                                                             EXHIBIT 99.2
                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                          AT JANUARY 6, 2005


NAME OF RIG             LOCATION               CUSTOMER                 CONTRACT STATUS
-----------             --------               --------                 ----------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             MALAYSIA           SARAWAK SHELL BERHAD       The rig continues to work under the Shell contract
                                             ("SHELL")                  with the rig currently drilling the third of now four
                                                                        firm wells after Shell exercised one of its two
                                                                        options provided under the contract.  This contract is
                                                                        currently anticipated to extend into February 2005.
                                                                        One option remains under the Shell contract.
                                                                        Immediately upon completion of the Shell contract, the
                                                                        rig will be moved to Japan to commence a two-firm well
                                                                        program for Japan Energy Development Co., Ltd.  The
                                                                        drilling of these two wells could take until
                                                                        approximately August 2005 to complete.

ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which after the exercise of all
                                                                        six options will be a drilling program totaling
                                                                        sixteen wells. The drilling of all sixteen wells is
                                                                        expected to take until approximately September 2005 to
                                                                        complete.

ATWOOD EAGLE              AUSTRALIA          BHP BILLITON PETROLEUM     The rig is currently drilling the first of three
                                             ("BHP")                    consecutive wells for BHP, which is expected to take
                                                                        until the end of February 2005 to complete.
                                                                        Immediately upon completion of the current BHP work,
                                                                        the rig will commence a contract with Woodside Energy,
                                                                        Ltd.  ("Woodside") to drill four (4) firm wells with
                                                                        options to drill three additional wells off the coast
                                                                        of Australia.  The drilling of the four firm wells is
                                                                        expected to take approximately four months to
                                                                        complete, and if all the option wells are drilled, the
                                                                        Woodside work would be completed around August 2005.
                                                                        Upon completion of the Woodside drilling program the
                                                                        rig will return to work for BHP to drill one (1) firm
                                                                        well (expected to take 30 days to complete) with an
                                                                        option to drill one (1) additional well.

SEAHAWK                   MALAYSIA           SARAWAK SHELL BERHAD       The rig is drilling the first of its two well drilling
                                             ("SHELL")                  program for Shell.  The drilling program is expected
                                                                        to extend into mid February 2005.  Additional work,
                                                                        following the Shell contract, is being pursued in
                                                                        Southeast Asia as well as other areas of the world.

ATWOOD SOUTHERN CROSS     MALAYSIA           DAEWOO INTERNATIONAL       The rig is preparing to mobilize to Myanmar to
                                             CORPORATION ("DAEWOO")     commence the Daewoo contract which includes the
                                                                        drilling of two (2) firm wells plus an option to drill
                                                                        one (1) additional well.  The firm work is expected to
                                                                        take 90 days to complete.  The option well, if
                                                                        drilled, would have a duration of approximately 45
                                                                        days.  Additional work, following the Daewoo contract,
                                                                        is being pursued in Southeast Asia.


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SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
----------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In May 2004, the rig's contract with EMEPMI was
                                            PRODUCTION MALAYSIA INC.    suspended and the rig moved to Thailand to commence a
                                            ("EMEPMI")                  drilling program for Chevron Offshore (Thailand)
                                                                        Limited.  This program has now been completed.  The
                                                                        rig has been relocated back to Malaysia and the EMEPMI
                                                                        contract reinstated.  The EMEPMI drilling commitment
                                                                        includes the five months that the contract was
                                                                        suspended plus an extension of twelve months, for a
                                                                        total of seventeen months commencing in October 2004.
                                                                        EMEPMI retains its right to terminate the contract by
                                                                        providing 120 days notice.

ATWOOD BEACON             SINGAPORE         HOANG LONG AND HOAN VU      Repairs to the rig from damage incurred in July 2004
                                            JOINT OPERATING COMPANIES   have been completed, with a leg length of 489 feet.
                                            ("HOANG LONG")              During an appropriate period between future contracts,
                                                                        we plan to increase the leg length to 517 feet, giving
                                                                        the rig a nominal water depth rate of 400 feet, as per
                                                                        the original design.   The rig is preparing to
                                                                        mobilize to Vietnam for commencement of its drilling
                                                                        contract with HOANG LONG which includes the drilling
                                                                        of three (3) firm wells with options to drill three
                                                                        (3) additional wells.  The three firm wells have a
                                                                        combined expected duration of 200 days and if all
                                                                        option wells are drilled, the program could extend for
                                                                        another 200 days.

SUBMERSIBLE -
-------------
RICHMOND                  UNITED STATES      HELIS OIL & GAS COMPANY    The rig is preparing to commence drilling the fifth
                          GULF OF MEXICO     ("HELIS")                  well under the Helis contract.  Upon completion of
                                                                        this well, the rig will have three (3) firm wells to
                                                                        drill for Helis, with Helis retaining one option to
                                                                        drill two (2) additional wells. The drilling of the
                                                                        four firm wells is expected to take until July/August
                                                                        2005 to complete and if the option wells are drilled,
                                                                        the contract could extend to November 2005.

MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.

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